Exhibit 99.2

Advanced Therapies for the Sports Medicine & Severe Burn Care Markets 41 ST ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 11, 2023

Safe Harbor 2 Vericel cautions you that all statements other than statements of historical fact included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward - looking statements .. Although we believe that we have a reasonable basis for the forward - looking statements contained herein, they are based on current expectations about future events affecting us and are subject to risks, assumptions, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control .. Our actual results may differ materially from those expressed or implied by the forward - looking statements in this press release .. These statements are often, but are not always, made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “continues,” “believe,” “guidance,” “outlook,” “target,” “future,” “potential,” “goals” and similar words or phrases, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions .. Among the factors that may result in differences are the inherent uncertainties associated with our expectations concerning expected revenue results for the fourth quarter and full - year ended 2022 , adjusted EBITDA, operating cash flow, and estimates of our cash and investments as of December 31 , 2022 .. Vericel’s revenue expectations for the fourth quarter and full - year ended 2022 , as well as its estimates concerning adjusted EBITDA, operating cash flow, and cash and investments are preliminary, unaudited and are subject to change during ongoing internal control, review, and audit procedures .. Additional factors that could cause actual results to differ materially from those set forth in the forward - looking statements include, but are not limited to , uncertainties associated with our expectations regarding future revenue, growth in revenue, market penetration for MACI®, Epicel ®, and NexoBrid ®, growth in profit, gross margins and operating margins, the ability to achieve or sustain profitability, contributions to adjusted EBITDA, the expected target surgeon audience, potential fluctuations in sales and volumes and our results of operations over the course of the year, timing and conduct of clinical trial and product development activities, timing and likelihood of the FDA’s potential approval of the arthroscopic delivery of MACI to the knee or the use of MACI to treat cartilage defects in the ankle, the estimate of the commercial growth potential of our products and product candidates, competitive developments, changes in third - party coverage and reimbursement, the ultimate timing of the commercial launch of NexoBrid in the United States, physician and burn center adoption of NexoBrid , supply chain disruptions or other events affecting MediWound Ltd .. ’s ability to manufacture and supply sufficient quantities of NexoBrid to meet customer demand, negative impacts on the global economy and capital markets resulting from the conflict in Ukraine, global geopolitical tensions or record inflation and the ongoing or future impacts of the COVID - 19 pandemic on our business or the economy generally .. These and other significant factors are discussed in greater detail in Vericel’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , filed with the Securities and Exchange Commission (SEC) on February 24 , 2022 , Vericel’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 , filed with the SEC on November 9 , 2022 , and in other filings with the SEC .. These forward - looking statements reflect our views as of the date hereof and Vericel does not assume and specifically disclaims any obligation to update any of these forward - looking statements to reflect a change in its views or events or circumstances that occur after the date of this release except as required by law ..

Vericel is a Leader in Advanced Therapies for the Sports Medicine and Severe Burn Care Markets Portfolio of Innovative Cell Therapies and Specialty Biologics with Significant Barriers to Entry 3 The leading restorative cartilage repair product in the sports medicine market The leading permanent skin replacement in the severe burn care field Focused on changing the standard of care for patients with cartilage damage and severe burns SPORTS MEDICINE SEVERE BURNS Effective and selective enzymatic agent that removes eschar while preserving viable tissue

❶ Strong Financial Profile ❷ Maximizing MACI Growth Drivers ❸ Advancing Pipeline ❹ Expanding Burn Care Franchise ❖ High - growth cartilage repair franchise ❖ Continued growth in MACI surgeons and biopsies ❖ Strong revenue growth ❖ Positive adjusted EBITDA & Operating Cash Flow ❖ $140 M in Cash and Investments ❖ Approved 12/28/22 , commercial availability expected in Q2 2023 ❖ MACI arthroscopic study in 2023; projected launch in 2024 ❖ Pre - IND meeting for MACI Ankle planned for H1 2023 ❖ Potentially life - saving product with large market opportunity 4 Vericel is Well - Positioned to Deliver Sustained Long - Term Growth

10 consecutive quarters with positive adjusted EBITDA & Operating Cash Flow 1 $140M in cash & investments and no debt as of 12/31/2022 1 1 Full - year 2022 revenue, adjusted EBITDA and operating cash flow, and cash and investments balances are based on preliminary una udited 2022 financial results and are subject to change. 5 2017 2018 2019 2020 2021 2022E Top - Tier Revenue Growth Sports Med Burn Care ~$164 - 165M 1 Strong Track Record of Financial Results

Current Portfolio Plus New Product Launches Expected to Drive Strong Revenue and Profit Growth Over the Long Term

Expect to Maintain Strong Revenue Growth Trajectory[1]



~20% CAGR
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
maci
+
Epicel
(cultured epidermal autografts)
+
NexoBrid
(anacaulase-bcdb)
maci arthro

- Significantly underpenetrated markets (~$3B-$4B)
- Limited competition with strong barriers to entry
- Strong reimbursement profiles

Expect Continued Long-Term Margin Expansion[1]

GROSS MARGIN	70%+
ADJUSTED EBITDA	30%+

- Substantial operating leverage across the business
- Increasing margins and operating cash flow
- Premium-value products with concentrated call points

[1] Based on internal and estimated long-term financial projections.

6 VERICEL

Knee Cartilage Injuries Represent a Significant Unmet Medical Need

Cartilage defects are found in ~60% of knee arthroscopies[1]

- Damage is caused by acute or repetitive trauma or degenerative conditions

Cartilage has limited capacity for intrinsic healing and repair

- Untreated cartilage defects may lead to debilitating joint pain, dysfunction, and osteoarthritis
- Defects can expand and new high-grade lesions can form over time



> > > >
TIME
> > > >





77%

Harris Poll found that 77% of knee pain sufferers can no longer participate in at least one activity they previously enjoyed because of knee pain[2]

[1] Widuchowski W, et al. Articular cartilage defects: study of 25,124 knee arthroscopies. Knee. Jun 2007.
[2] Data collected from a 2019 Harris Poll survey of 1,002 U.S. adults with knee pain 3 or more days a week that had lasted 2 months or more.

maci

7 VERICEL

Large Addressable Knee Cartilage Repair Market for MACI 1 Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK , LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222 - 6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070. 2 Health Advances LLC MACI market assessment report (2018). 3 Assumes MACI ASP of ~$50,000+. 4 Full - year 2022 revenue based on preliminary unaudited 2022 financial results and is subject to change. 8 Estimated Annual Addressable Patient Population (U.S.) ~315,000 2 Patients Consistent With Label ~125,000 2 Patients MD’s Consider Clinically Appropriate For MACI ~750,000 1 Cartilage Repair Procedures ~60,000 2 Patients With Larger Lesions $ 3 Billion Addressable Market in the U.S. 3 Annual Cartilage Repair Revenue $44 $68 $92 $95 $112 ~$132 $Millions 2017 2018 2019 2020 2021 2022E 4 • Mid teens % biopsy penetration • Mid single - digit % implant penetration

MACI is the Leading Restorative Cartilage Repair Product on the Market 9 BIOPSY TAKEN CHONDROCYTES EXTRACTED, EXPANDED, & LOADED MACI DELIVERED DEFECT DEBRIDED TEMPLATE CREATED MACI IMPLANTED

MACI Product Attributes Driving Strong Growth Since Launch 10 Broad Label with Strong Clinical Data Shorter Rehab Protocols Strong Reimbursement Profile Simpler, Less Invasive Procedure

11 ~2,000 Surgeons Taking Biopsies in 2022 ~20% CAGR Biopsy Growth Since MACI Launch 30%+ Biopsy Conversion Rate Expected to remain a strong growth driver in 2023 Expected to remain a growth driver, with above - market growth in 2023 and over time Expected to maintain current levels in 2023 and increase to historical levels+ over time Continued Growth in 2022 Continued Growth in 2022 Stabilized in 2022 Key MACI Growth Drivers for Continued Long - Term Market Penetration

Building a Robust and Innovative Pipeline Through Lifecycle Management and Business Development 12 Key Highlights MACI Arthroscopic Delivery ❖ Human factors study planned in 2023, with commercial launch expected in 2024 MACI Ankle Indication ❖ Pre - IND meeting with FDA planned for H1 2023 NexoBrid ❖ Approved for use in adults on December 28, 2022 1 Study design pending feedback from FDA discussions.

13 The arthroscopic delivery of MACI is under development and neither such use, nor the sale of the MACI instruments, has been a pp roved in the United States. Novel instruments designed and developed to facilitate arthroscopic delivery Human Factors Validation Study to be initiated in 2023 Planned Launch in 2024 Overview of MACI Arthroscopic Delivery Development Program

MACI Arthroscopic Delivery Surgical Technique 14 Click here to view an animation of the MACI arthroscopic delivery surgical technique ..

15 High Surgeon Interest in MACI Arthro Potential for Increased MACI Volume ~90% % of target surgeons expressed Interest in arthro MACI option 1 ~90% % of current MACI users would expect to Increase MACI volume 1 Arthroscopic MACI Provides Potential Opportunity for Additional Growth Arthroscopic MACI instruments designed to treat the most common defects in the MACI TAM (2 - 4 cm 2 defects on the femoral condyles) 1 Based on Health Advances, LLC MACI market assessment report (2018).

Significant Ankle Cartilage Repair Opportunity

MACI Ankle Annual TAM Estimate (U.S.)

~165,000[1]
Ankle Resurfacing Procedures

~66,000[2]
Patients MD's Consider Clinically Appropriate For MACI

~18,000[2]
Larger Lesions

Current Treatment Breakdown[2]



Minced autograft
Other
OCA
OATs
MFX alone
MFX+
Minced allograft

MACI for the treatment of cartilage defects in the ankle represents a $1 billion[3] market opportunity

[1] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only.
[2] Cello Health MACI Ankle quantitative market research survey (2021).
[3] Assumes MACI ASP of $50,000+.
The implantation of MACI is currently approved to be performed via an arthrotomy to the knee joint. The use of MACI in the ankle joint is under development and such use has not been approved in the United States.

16

Potential MACI Ankle Indication Would Increase MACI Total Addressable Market to $4 Billion

Current MACI Knee Annual U.S. TAM (est.)

~750,000[1]
Cartilage Repair Procedures

~315,000[2]
Patients
Consistent With Label

~125,000[2]
Patients MD's Consider
Clinically Appropriate For MACI

~60,000[2] Patients With Larger Lesions

$3 Billion
Addressable Market in the U.S.[3]

$4 Billion
Addressable Market in the U.S.

$1 Billion
Addressable Market in the U.S.

MACI Ankle Annual U.S. TAM (est.)

~165,000[1]
Ankle Resurfacing Procedures

~66,000[2]
Patients MD's Consider
Clinically Appropriate
For MACI

~18,000[2]
Larger Lesions

[1] Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070. [2] Health Advances LLC MACI market assessment report (2018) [3] Assumes MACI ASP of $50,000+. [4] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only. [5] Cello Health MACI Ankle quantitative market research survey (2021).
The implantation of MACI is currently approved to be performed via an arthrotomy to the knee joint. The use of MACI in the ankle joint is under development and such use has not been approved in the United States.

17
VERICEL

Burn Injury Size & Depth Determine Treatment Pathway

- **Full thickness burn injuries of any size & partial thickness burn injuries >10%** total body surface area (TBSA) are most often transferred to specialized burn centers
- Full thickness & deep partial-thickness burns **require eschar removal and grafting** to achieve wound closure



Epidermis
Dermis
Subcutaneous fat
Muscle
Bone
Superficial (1st Degree)
Superficial Partial-Thickness (2nd Degree)
Deep Partial-Thickness (2nd Degree)
Full Thickness (3rd Degree)
Fourth Degree



TREATMENT PATHWAY
EMERGENCY ADMIT
INITIAL ASSESSMENT
ESCHAR REMOVAL
EVALUATION
TREATMENT/HEALING
Patient admittance to hospital
Patient stabilization & wound assessment
Superficial/Superficial Partial Thickness
Deep Partial Thickness
Full Thickness
Surgical or enzymatic debridement
Surgical or enzymatic debridement
Post debridement evaluation
Spontaneous healing
Spontaneous healing
Skin grafting (if necessary)
Skin grafting (permanent skin coverage)

VERICEL Burn Care
18
VERICEL

Burn Franchise Addressable Market Opportunity 19 $ 3 00 Million Addressable Market in the U.S. 4 Estimated U.S. Burn Patients 1 500,000 Annual Burns (U.S.) 1,500 Epicel - Indicated (>30% TBSA) Patients 600 Surviving >40% TBSA Patients $ 3 00 Million Addressable Market in the U.S. 2,3 40,000 Hospitalized Patients 1 2017 National Burn Repository Report Version 13. 2 ~90% of hospitalized patients with thermal burns; ~90% of eligible patients require eschar removal (management estimate). 3 Assumes NexoBrid average price of ~$9,000 per patient. 4 Assumes 600 patients x 120 grafts per patient x ~$4,000+ per graft. NexoBrid approval significantly expands the total addressable market opportunity for Vericel’s Burn Care franchise $ 6 00 Million Addressable Market in the U.S.

Clear Unmet Need for an Effective and Selective Eschar Removal Agent that Preserves Viable Tissue

❖ Early Eschar Removal and Burn Assessment Are Critical to Patient Healing

- Early eschar removal can reduce inflammation, stop burn progression, and reduce infections and sepsis[1,2]
- Timely assessment and treatment can support improved healing and reduced scarring, reduced need for surgery and/or grafting, and improved morbidity and mortality[3,4]

❖ Surgical Eschar Removal Can Cause Loss of Healthy Tissue

- Surgical eschar removal is non-selective and causes considerable pain, blood loss, and unnecessary excision of healthy tissue[5]

❖ Current Non-Surgical Options Lack Efficacy

- Current non-surgical options have limited efficacy, have not shown a statistically significant reduction in the need for surgical eschar removal, and require multiple dressing changes[6,7]

VERICEL Burn Care

1. Xiao-Wu W, et al. Effects of delayed wound excision and grafting in severely burned children. Arch Surg. Sep 2002. 2. Janzekovic Z. A new concept in the early excision and immediate grafting of burns. J Trauma. Dec 1970. 3. Church D, et al. Clin Microbiol Rev. 2006;19(2):403-434. 4. Hirche C, et al. Burns. 2020;46(4):782-796. 5. Gurfinkel R, et al. Histological assessment of tangentially excised burn eschars. Can J Plast Surg. 2010. 6. Pham CH, et al. The role of collagenase ointment in acute burns: a systematic review and meta-analysis. J Wound Care. 2019; 7. Ostlie DJ, et al. Topical silver sulfadiazine vs collagenase ointment for the treatment of partial thickness burns in children: a prospective randomized trial. J Pediatr Surg. Jun 2012.

20 VERICEL

NexoBrid

Indications and Usage:

Contains proteolytic enzymes and is indicated for eschar removal in adults with deep partial-thickness and/or full-thickness thermal burns

NexoBrid can be applied to up to 20% body surface area in two applications


NexoBrid
(anacaulase-bcdb)

NexoBrid
(anacaulase-bcdb)

NexoBrid is Now Approved for Use in the United States

- Concentrated mixture of proteolytic enzymes derived from the stem of the pineapple plant (*Ananas comosus*)
- Non-surgical topical agent that may be applied at the patient's bedside
- Selectively degrades eschar in four hours while preserving viable tissue


NexoBrid
(anacaulase-bcdb)
PRECISION IN
ESCHAR REMOVAL[1,2]
NexoBrid® (anacaulase-bcdb) is an effective and selective enzymatic agent that removes eschar in adults while preserving viable tissue.[1-3]

[1] NexoBrid Label. Cambridge, MA. Vericel Corporation; 2022.
[2] Krieger Y, Bogdanov-Berezovsky A, Gurfinkel R, et al. Efficacy of enzymatic debridement of deeply burned hands. Burns. 2012;38:108-112.
[3] Palao R, Aguilera-Saez J, Collado JM, et al. Use of a selective enzymatic debridement agent (NexoBrid) for wound management: Learning curve. World J Dermatol. 2017;6(2):32-41.

21

NexoBrid Treatment Application 22 Clean Wound Antibacterial Pre - Soak NexoBrid Application Film Dressing (4 Hours) Remove Eschar Images are for illustration and demonstration purposes only; patients will experience individualized results from the use of NexoBrid to treat severe thermal burns.

NexoBrid Treatment Results 23 After Before Long - Term Images are for illustration and demonstration purposes only; patients will experience individualized results from the use of NexoBrid to treat severe thermal burns.

Marketing Manufacturing Supply Chain Market Access Medical Affairs Sales 24 NexoBrid Commercialization ❖ NexoBrid is expected to be commercially available in the U.S. in Q2 2023 ❖ Key commercial activities underway • Promotional Materials Rollout • P&T Committee Engagement • Customer Training • Burn Conference Activities • Sales Team Deployment & Training

Epicel

- Only **FDA-approved permanent skin replacement** for adult and pediatric patients with full-thickness burns ≥ 30% of total body surface area
- Important treatment option for severe burn patients where little skin is available for autografts



Epicel®
(cultured epidermal autografts)

Comparison of Epicel Patient Database to National Burn Repository[1] Data Demonstrates Lower Mortality Rate



Mortality Rate by TBSA Decile
Stratified CMH Chi-square p < 0.0001
Chi-square for all subgroups ≥ 40%TBSA p < 0.0001
Mortality Rate (%)
100
90
80
70
60
50
40
30
20
10
0
0.1 - 9.9
10 - 19.9
20 - 29.9
30 - 39.9
40 - 49.9
50 - 59.9
60 - 69.9
70 - 79.9
80 - 89.9
>90
Epicel N=937
National Burn Repository N=177,498
Percent TBSA Burned
Hand surface area represents 1% TBSA

Twenty-five Years' Experience and Beyond with Cultured Epidermal Autografts (CEA) for Coverage of Large Burn Wounds in Adult and Pediatric Patients, 1989-2015; Hickerson, Journal of Burn Care & Research, iry061, https://doi.org/10.1093/jbcr/iry061.

[1] American Burn Association, National Burn Repository 2016, Version 12.

25

VERICEL

Vericel Remains Focused on Potential Strategic Transactions to Maximize Long - Term Value Business development activities focused on opportunities having a strategic fit with current franchises or advanced cell therapy platform 26 Sports Medicine Franchise Severe Burn Care Franchise ADVANCED CELL THERAPY DEVELOPMENT & MANUFACTURING PLATFORM New Advanced Cell Therapy Vertical(s)

Growth Strategy Leverages Near-Term & Long-Term Opportunities

Strong Financial Profile

- Continued strong revenue growth
- Positive adjusted EBITDA & Operating Cash Flow
- $140M in cash and investments

Maximizing MACI Key Growth Drivers

- 20%+ total revenue CAGR since 2017
- Focused on maximizing key growth drivers
- Large underpenetrated TAMs

Advancing Pipeline

- MACI arthroscopic study planned for 2023, launch expected in 2024
- Pre-IND meeting for MACI Ankle planned for H1 2023

Expanding Burn Care Franchise

- NexoBrid approved on December 28, 2022
- Launch activities underway
- Commercial availability expected in Q2 2023

27 VERICEL